Exhibit 99.1

For further information, contact: Timothy G. Rogers Chief Financial Officer Technology Solutions Company 312.228.4500 timothy_rogers@techsol.com
Technology Solutions Company Announces
2007 Third Quarter Financial Results
CHICAGO, IL — November 13, 2007 — Technology Solutions Company (TSC) (Nasdaq: TSCC) today announced its third quarter financial results for the quarter ended September 30, 2007.
Third Quarter Results
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Revenues before reimbursements were $5.5 million for the third quarter of 2007, compared with $8.7 million for the third quarter of 2006. Revenues before reimbursements declined by $0.5 million, or 8 percent, from the $6.0 million realized in the second quarter of 2007.

•
The net loss for the third quarter was $2.3 million, or ($0.89) per share, versus a net loss of $2.3 million, or ($0.93) per share, in the third quarter of 2006. The net loss per share improved by $0.17, or 16 percent from the ($1.06) loss per share realized in the second quarter of 2007.

•	Utilization for the third quarter was 69 percent, as compared to 67 percent in the second quarter of 2007.
•	Days sales outstanding were 71 days at September 30, 2007 as compared to 68 days at June 30, 2007.
•	Cash and cash equivalents at September 30, 2007 was $10.7 million, a decline of $1.6 million from the second quarter of 2007.
Business Commentary
Milton G. Silva-Craig, CEO, stated: “We are three quarters into our turnaround efforts. Although top line performance is not up to our expectations, we are making considerable progress in several areas. First, we have reduced cash burn and income loss, and expect continued improvement in these areas. Many of the one time costs and investments required in our turnaround efforts have been made, and we do not expect such continued expenses going forward. Second, on the product development front, one of our offerings — data management — is ready for commercialization and is actively being sold, while the other, our visual performance management solution, is ready for pilot trials. Both offerings should significantly contribute to value creation in time. Third, the healthcare channel partner we signed during this past quarter, McKesson Healthcare, has begun to generate revenue and the funnel of prospects is building. Fourth, we have enhanced the leadership team with the recent hiring of Tim Rogers, our new CFO, who is already making a significant contribution. Finally, the re-branding efforts I have described in the past are ready for launch, and should occur soon. In short, many of the significant steps we believe are required to restructure and reposition the business have been completed. These steps should better position the business to begin its new phase focused on growth.”

Conference Call
TSC’s management will host a conference call on Wednesday, November 14, 2007, at 8 a.m. CST. The dial-in number for the call is 888-778-9058. For international participants, the dial-in number is 913-312-0933. The live broadcast of conference call will also be available online on the Investors section of TSC’s Web site at:
http://web.servicebureau.net/conf/meta?i=1112878079&c=2343&m=was&u=/w_ccbn.xsl&date_ticker=TSCC.
It is recommended that participants using the Web access the site at least 15 minutes before the conference call begins to download and install any necessary audio software. The call can also be heard online at http://www.firstcallevents.com. For those who cannot access the live broadcast, a replay of the call will be available until midnight CST on November 28, 2007 by dialing 888-203-1112. The international replay dial-in number is 719-457-0820. The pass code for the replay is 1640231.
About Technology Solutions Company
Technology Solutions Company (TSC) is a leading business solutions provider that partners with clients to expose and leverage opportunities that create measure and sustain the delivery of value to their customers. Our outside-in, fact-based approach quantifies value through the eyes of our client’s customers, unleashing the potential for profit and growth. TSC serves the healthcare, financial services and manufacturing industries through tailored business solutions that deliver extraordinarily rapid and guaranteed results. For more information, please visit: www.techsol.com.

CERTAIN FORWARD-LOOKING STATEMENTS AND FACTORS THAT MAY AFFECT FUTURE RESULTS
This press release contains or may contain certain forward-looking statements concerning the Company’s financial position, results of operations, cash flows, business strategy, budgets, projected costs and plans and objectives of management for future operations as well as other statements including words such as “anticipate,” “believe,” “plan,” “estimate,” “expect,” “intend,” and other similar expressions. These forward-looking statements involve significant risks and uncertainties. Although the Company believes that the expectations reflected in such forward-looking statements are based on reasonable assumptions, readers are cautioned that no assurance can be given that such expectations will prove correct and that actual results and developments may differ materially from those conveyed in such forward-looking statements. The Company claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 for all forward-looking statements. Important factors that could cause actual results to differ materially from the expectations reflected in the forward-looking statements in this press release include, among others, the Company’s ability to manage decreased revenue levels; the Company’s need to attract new business and increase revenues; the Company’s declining cash position; the Company’s ability to manage costs and headcount relative to expected revenues; the Company’s ability to successfully introduce new product and service offerings; the Company’s dependence on a limited number of clients for a large portion of its revenue; the potential loss of significant clients; the Company’s ability to attract new clients and sell additional work to existing clients; the Company’s ability to attract and retain employees; the rapidly changing nature of information technology services, including the Company’s ability to keep pace with technological and market changes and its ability to refine and add to existing service offerings; the lack of shareholder approved stock options available for grants by the Company to retain existing employees; the Company’s ability to successfully integrate the Charter business with its business; and changing business, economic or market conditions and changes in competitive and other factors, all as more fully described herein and in the Company’s filings with the Securities and Exchange Commission, press releases and other communications. Forward-looking statements are not guarantees of performance. Such forward-looking statements speak only as of the date on which they are made and, except as may be otherwise required by law, the Company does not undertake any obligation to update any forward-looking statement to reflect events or circumstances after the date of this press release. If the Company does update or correct one or more forward-looking statements, investors and others should not conclude that the Company will make additional updates or corrections with respect thereto or with respect to other forward-looking statements. Actual results may vary materially.
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TECHNOLOGY SOLUTIONS COMPANY
CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except per share data)

	For the Three Months		For the Nine Months
	Ended September 30,		Ended September 30,
	2007	2006	2007	2006
	(unaudited)		(unaudited)

REVENUES:
Revenues before reimbursements	$5,545	$8,743	$17,938	$29,661
Reimbursements	699	1,290	2,432	4,032

Total Revenues	6,244	10,033	20,370	33,693

COSTS AND EXPENSES:
Project personnel	4,185	6,139	12,997	17,543
Other project expenses	978	2,334	3,716	6,842
Reimbursable expenses	699	1,290	2,432	4,032

Cost of Services	5,862	9,763	19,145	28,417
Management and administrative support	2,725	2,687	9,367	8,812
Intangible asset amortization	49	260	156	736
Intangible asset impairment	—	—	143	—

Total Cost and Expenses	8,636	12,710	28,811	37,965

OPERATING LOSS	(2,392)	(2,677)	(8,441)	(4,272)

OTHER INCOME:
Net investment income	126	335	446	710

LOSS BEFORE INCOME TAXES	(2,266)	(2,342)	(7,995)	(3,562)

INCOME TAX PROVISION	—	—	—	—

NET LOSS	$(2,266)	$(2,342)	$(7,995)	$(3,562)

BASIC AND DILUTED NET LOSS PER COMMON SHARE	$(0.89)	$(0.93)	$(3.15)	$(1.44)

BASIC AND DILIUTED WEIGHTED AVERAGE NUMBER OF COMMON SHARES OUTSTANDING	2,548	2,507	2,534	2,467

TECHNOLOGY SOLUTIONS COMPANY
CONSOLIDATED BALANCE SHEETS
(In thousands, except share data)

	September 30,	December 31,
	2007	2006
	(unaudited)
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$10,742	$13,510
Receivables, less allowance for doubtful receivables of $10 and $66	4,926	7,655
Loan receivable	—	3,400
Other current assets	321	575

Total current assets	15,989	25,140

COMPUTERS, FURNITURE AND EQUIPMENT, NET	189	35

INTANGIBLE ASSETS, NET	567	867

Total assets	$16,745	$26,042

LIABILITIES AND STOCKHOLDERS’ EQUITY
CURRENT LIABILITIES:
Accounts payable	$1,191	$1,642
Accrued compensation and related costs	3,838	3,727
Restructuring accruals	130	400
Other current liabilities	1,203	2,193

Total current liabilities	6,362	7,962

COMMITMENTS AND CONTINGENCIES

STOCKHOLDERS’ EQUITY:
Preferred stock	—	—
Common stock, shares issued — 2,677,452; shares outstanding — 2,559,247 and 2,507,375	27	27
Capital in excess of par value	129,893	130,183
Accumulated deficit	(115,516)	(107,521)
Treasury Stock, at cost, 118,205 and 170,077 shares	(4,231)	(4,819)
Accumulated other comprehensive income:
Cumulative translation adjustment	210	210

Total stockholders’ equity	10,383	18,080

Total liabilities and stockholders’ equity	$16,745	$26,042